General Moly, Inc. AMEX: GMO
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
Phone: (303) 928-8599
Fax: (303) 928-8598

GENERAL MOLY REPORTS ON RECENT DRILLING RESULTS AT HALL-TONOPAH

LAKEWOOD, COLORADO - April 22, 2008, General Moly, Inc. (AMEX and TSX: GMO) announced the results of two drilling programs at Hall-Tonopah.

Bruce D. Hansen, Chief Executive Officer, said, “We have substantially progressed the Hall-Tonopah project over the last year by completing two drilling programs and conducting a pre-feasibility study that will be released by the end of this month. As anticipated at the Mt. Hope project, we expect Hall-Tonopah to produce upfront high grades, which should produce robust economics. We expect to process molybdenum grades ranging between 0.08% and 0.11% that are expected to produce between 17 and 20 million pounds of molybdenum annually over the first five years, based on indications from the pre-feasibility study. We will release the full pre-feasibility study results on April 29, 2008 and will host a conference call later that day to discuss the study’s results.”

To date, the Company has completed 71 diamond drill holes into the Hall-Tonopah deposit, including a 19-hole Phase II infill drilling program, for a total of 25,405 feet of drilling. The Phase II program (which was initiated in September 2007) was designed to infill certain areas between historic drill holes in order to reduce the overall spacing between holes down to the range of 100 ft to 150 ft and provide for the upgrade of significant tonnages of molybdenum mineralization from Inferred to Indicated mineral resource status. The completed program recovered primarily HQ core (2.5 in./63.5 mm diameter), with reductions to NQ core (1.875 in./47.6 mm diameter) required in only three holes due to ground conditions. Although the molybdenum mineralization in the Hall-Tonopah deposit is associated with veins and veinlets, these structures are narrow in width (<0.5") and randomly oriented within broad, irregular patterns. Because of the random orientation of the molybdenum veins/veinlets, the calculation of true widths of individual drill hole intercepts is not meaningful.

A total of 14 holes from the Phase II program have completed assays. The results of these assays provide further confidence in the initial block model developed from the Phase I drilling program and the historic drill hole database. Assays from holes drilled as part of the Phase II program compared well with the predicted grades of the block model, as shown in the following vertical cross section through the deposit:

Exhibit 99.1

The colored areas shown on the above cross section represent groups of individual blocks in the geologic model that the cross section intersects. The color-coding represents %Mo grade ranges that reflect Independent Mining Consultants’ estimate of the block grades that were the basis for the initial mineral resource estimate. To provide an illustration of the quality of the grade estimates in the initial block model, the traces of four holes from the Phase II drilling program and the total molybdenum assay results from these holes are shown superimposed in the cross section on the blocks from the initial model. This comparison illustrates that the Phase II drilling results generally confirm the initial block model total molybdenum grade estimates.

Exhibit 99.1

The Phase II drilling also demonstrated the continuity of mineralization in the upper and lower high grade zones, with long intercepts of high-grade molybdenum and little internal waste (see detailed assay results reported in appendix). This continuity is well demonstrated by hole LM-792 (see cross section), which intersected continuous high-grade molybdenum mineralization along its entire length - 0’-1,098’ @ 0.214% Total Mo. This intercept and significant intervals in the other Phase II holes that have average molybdenum grades greater than 0.035% Total Mo are summarized in the following table:

Hole ID	From (Ft)	To (Ft)	Length (Ft)	Total Mo %
LM-792	0	1098	1098	0.214
LM-797 LM-797	140 510	510 980	370 470	0.094 0.212
LM-834 LM-834 LM-834	0 645 1195	455 830 1350	455 185 155	0.035 0.054 0.207
LM-825	260	1055	795	0.191
LM-793	0	789	789	0.184
LM-786 LM-786 LM-786	0 1030 1305	545 1155 1852	545 125 547	0.053 0.110 0.167
LM-816 LM-816	0 1175	595 1500	595 325	0.081 0.143
LM-802	0	260	260	0.135
LM-822 LM-822	90 745	745 960	655 215	0.121 0.077
LM-807	0	445	445	0.102
LM-824 LM-824	0 345	195 1190	195 845	0.054 0.093
LM-823 LM-823	0 595	595 830	595 235	0.087 0.044
LM-806 LM-806	0 675	675 785	675 110	0.063 0.035
LM-833	0	410	410	0.035

A breakdown of the assays from these holes is found in the Appendix to this Press Release. Core was sawed in half at site, ALS Chemex - Reno collected the core samples and prepared them for assay at their Reno facility. Assaying and reporting were performed at the ALS Chemex - Vancouver lab.

Completing the pre-feasibility study required General Moly to verify the accuracy of historic drilling done by Anaconda and Cyprus. To address this, General Moly drilled seven “twin holes” in the fourth quarter of 2007 to validate the historical drill hole database. The twin holes were located in representative sections of the mineralized zones, primarily in the existing pit, but also in the mineralization extending to the east of the pit. Independent Mining Consultants, Inc. (IMC) evaluated and compared the results of the twin holes to the historic drill holes and found that the twin holes substantiated and supported the results from the historic drilling. A summary of significant intervals in the twin holes that have average molybdenum grades greater than 0.035% Total Mo is provided in the table below.

Exhibit 99.1

Hole ID	From (Ft)	To (Ft)	Length (Ft)	Total Mo %
LM-829 LM-829	0 1085	775 1255	775 170	0.048 0.218
LM-828	0	365	365	0.174
LM-832 LM-832	65 855	490 1550	425 695	0.043 0.160
LM-831	0	305	305	0.081
LM-826 LM-826	0 195	195 790	195 595	0.079 0.037
LM-827	0	670	670	0.074
LM-830	140	512	372	0.063

A breakdown of the assays from these holes is found in the Appendix to this Press Release.

Donald F. Earnest, President of Resource Evaluation Inc., Tucson, Arizona, and a Registered Professional Geologist (Arizona, Idaho) is the Qualified Person responsible for the collection and evaluation of geologic data (including Drilling, Sampling, Assaying, and Geological Interpretation) pertaining to the Hall-Tonopah Moly project.

* * * *

General Moly is a U.S.-based molybdenum mineral exploration and development company listed on the American Stock Exchange and the Toronto Stock Exchange under the symbol GMO. Our primary asset, our interest in the Mt. Hope project located in central Nevada, is considered one of the world's largest and highest grade molybdenum deposits. Combined with our second molybdenum property, the Hall-Tonopah project which is also located in central Nevada, our goal is to become the largest primary molybdenum producer by the middle of the next decade. For more information on the Company, please visit our website at http://www.generalmoly.com.

Contact Information:
Investors - Seth Foreman	(303) 928-8591	sforeman@generalmoly.com
Business Development - Greg McClain	(303) 928-8601	gmcclain@generalmoly.com

Website: http://www.generalmoly.com		info@generalmoly.com

Exhibit 99.1

Forward-Looking Statements

Statements herein that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, project development plans and exploration risks and results, including, without limitation, uncertainties involved in the interpretation of results and other tests and the estimation of mineralized material and expected grades thereof. For a more detailed discussion of risks and other factors that may impact these forward looking statements please refer to the Risk Factors and other discussion contained in the Company’s quarterly and annual periodic reports on Forms 10-Q and 10-KSB, as the same may be amended from time to time, on file with the SEC. The Company undertakes no obligation to update forward-looking statements.

Exhibit 99.1

APPENDIX
Complete drill hole assays for the Phase II and twinning programs are listed below:

Hole ID	From (Ft)	To (Ft)	Length (Ft)	Total Mo %	Comment

LM-786 (-90)	Phase II
LM-786	0	295	295	0.067	Upper Mineralized Zone
LM-786	295	365	70	0.027	Sub Grade
LM-786	365	390	25	0.092	Upper Mineralized Zone
LM-786	390	415	25	0.025	Sub Grade
LM-786	415	460	45	0.042	Upper Mineralized Zone
LM-786	460	520	60	0.023	Sub Grade
LM-786	520	545	25	0.037	Upper Mineralized Zone
LM-786	545	805	260	0.022	Sub Grade
LM-786	805	1015	210	0.005	Waste
LM-786	1015	1030	15	0.015	Sub Grade
LM-786	1030	1115	85	0.075	Intermediate Mineralized Zone
LM-786	1115	1155	40	0.185	Intermediate Mineralized Zone
LM-786	1155	1170	15	0.023	Sub Grade
LM-786	1170	1280	110	0.005	Waste
LM-786	1280	1305	25	0.013	Sub Grade
LM-786	1305	1370	65	0.060	Deep Mineralized Zone
LM-786	1370	1852	482	0.181	Deep Mineralized Zone

LM-792 (-50)	Phase II
LM-792	0	10	10	0.064	Deep Mineralized Zone
LM-792	10	45	35	0.228	Deep Mineralized Zone
LM-792	45	65	20	0.068	Deep Mineralized Zone
LM-792	65	105	40	0.167	Deep Mineralized Zone
LM-792	105	145	40	0.094	Deep Mineralized Zone
LM-792	145	240	95	0.213	Deep Mineralized Zone
LM-792	240	285	45	0.092	Deep Mineralized Zone
LM-792	285	360	75	0.169	Deep Mineralized Zone
LM-792	360	490	130	0.255	Deep Mineralized Zone
LM-792	490	500	10	0.073	Deep Mineralized Zone
LM-792	500	800	300	0.286	Deep Mineralized Zone
LM-792	800	875	75	0.188	Deep Mineralized Zone
LM-792	875	910	35	0.277	Deep Mineralized Zone
LM-792	910	950	40	0.161	Deep Mineralized Zone
LM-792	950	980	30	0.252	Deep Mineralized Zone
LM-792	980	1055	75	0.149	Deep Mineralized Zone
LM-792	1055	1070	15	0.277	Deep Mineralized Zone
LM-792	1070	1098	28	0.153	Deep Mineralized Zone

Exhibit 99.1

LM-793 (-90)	Phase II
LM-793	0	160	160	0.235	Upper Mineralized Zone
LM-793	160	175	15	0.065	Upper Mineralized Zone
LM-793	175	345	170	0.194	Upper Mineralized Zone
LM-793	345	365	20	0.005	Waste
LM-793	365	695	330	0.206	Upper Mineralized Zone
LM-793	695	789	94	0.060	Upper Mineralized Zone

LM-797 (-50)	Phase II
LM-797	0	65	65	0.016	Sub Grade
LM-797	65	80	15	0.057	Deep Mineralized Zone
LM-797	80	100	20	0.025	Sub Grade
LM-797	100	120	20	0.050	Deep Mineralized Zone
LM-797	120	140	20	0.028	Sub Grade
LM-797	140	195	55	0.064	Deep Mineralized Zone
LM-797	195	210	15	0.143	Deep Mineralized Zone
LM-797	210	280	70	0.058	Deep Mineralized Zone
LM-797	280	380	100	0.146	Deep Mineralized Zone
LM-797	380	425	45	0.076	Deep Mineralized Zone
LM-797	425	460	35	0.118	Deep Mineralized Zone
LM-797	460	470	10	0.077	Deep Mineralized Zone
LM-797	470	485	15	0.027	Sub Grade
LM-797	485	510	25	0.063	Deep Mineralized Zone
LM-797	510	565	55	0.137	Deep Mineralized Zone
LM-797	565	855	290	0.230	Deep Mineralized Zone
LM-797	855	890	35	0.147	Deep Mineralized Zone
LM-797	890	980	90	0.224	Deep Mineralized Zone
LM-797	980	1005	25	0.007	Waste
LM-797	1005	1070	65	0.017	Sub Grade
LM-797	1070	1168	98	0.004	Waste

LM-802 (-90)	Phase II
LM-802	0	100	100	0.167	Upper Mineralized Zone
LM-802	100	120	20	0.083	Upper Mineralized Zone
LM-802	120	225	105	0.134	Upper Mineralized Zone
LM-802	225	260	35	0.076	Upper Mineralized Zone
LM-802	260	305	45	0.029	Sub Grade
LM-802	305	395	90	0.005	Waste
LM-802	395	498	103	0.022	Sub Grade

Exhibit 99.1

LM-806 (-90)
LM-806	0	140	140	0.069	Upper Mineralized Zone
LM-806	140	150	10	0.024	Sub Grade
LM-806	150	160	10	0.000	Waste
LM-806	160	170	10	0.035	Upper Mineralized Zone
LM-806	170	180	10	0.467	Upper Mineralized Zone
LM-806	180	475	295	0.060	Upper Mineralized Zone
LM-806	475	490	15	0.027	Sub Grade
LM-806	490	620	130	0.055	Upper Mineralized Zone
LM-806	620	635	15	0.029	Sub Grade
LM-806	635	675	40	0.053	Upper Mineralized Zone
LM-806	675	740	65	0.028	Sub Grade
LM-806	740	755	15	0.054	Upper Mineralized Zone
LM-806	755	770	15	0.021	Sub Grade
LM-806	770	785	15	0.057	Upper Mineralized Zone
LM-806	785	815	30	0.020	Sub Grade
LM-806	815	835	20	0.007	Waste
LM-806	835	950	115	0.014	Sub Grade
LM-806	950	975	25	0.005	Waste
LM-806	975	995	20	0.015	Sub Grade
LM-806	995	1120	125	0.004	Waste

LM-807 (-90)	Phase II
LM-807	0	90	90	0.093	Upper Mineralized Zone
LM-807	90	250	160	0.144	Upper Mineralized Zone
LM-807	250	445	195	0.071	Upper Mineralized Zone
LM-807	445	475	30	0.019	Sub Grade
LM-807	475	485	10	0.162	Upper Mineralized Zone
LM-807	485	500	15	0.023	Sub Grade

LM-816 (-90)	Phase II
LM-816	0	115	115	0.101	Upper Mineralized Zone
LM-816	115	165	50	0.102	Upper Mineralized Zone
LM-816	165	280	115	0.067	Upper Mineralized Zone
LM-816	280	290	10	0.001	Waste
LM-816	290	365	75	0.120	Upper Mineralized Zone
LM-816	365	595	230	0.065	Upper Mineralized Zone
LM-816	595	620	25	0.021	Sub Grade
LM-816	620	625	5	0.003	Waste
LM-816	625	785	160	0.057	Upper Mineralized Zone
LM-816	785	935	150	0.020	Sub Grade
LM-816	935	955	20	0.006	Waste
LM-816	955	985	30	0.030	Sub Grade
LM-816	985	1035	50	0.008	Waste

Exhibit 99.1

LM-816	1035	1165	130	0.014	Sub Grade
LM-816	1165	1175	10	0.007	Waste
LM-816	1175	1285	110	0.094	Lower Mineralized Zone
LM-816	1285	1390	105	0.199	Lower Mineralized Zone
LM-816	1390	1410	20	0.071	Lower Mineralized Zone
LM-816	1410	1500	90	0.154	Lower Mineralized Zone

LM-822 (-68)	Phase II
LM-822	0	90	90	0.029	Sub Grade
LM-822	90	225	135	0.124	Upper Mineralized Zone
LM-822	225	235	10	0.075	Upper Mineralized Zone
LM-822	235	290	55	0.150	Upper Mineralized Zone
LM-822	290	310	20	0.078	Upper Mineralized Zone
LM-822	310	485	175	0.172	Upper Mineralized Zone
LM-822	485	640	155	0.083	Upper Mineralized Zone
LM-822	640	700	60	0.102	Upper Mineralized Zone
LM-822	700	730	30	0.040	Upper Mineralized Zone
LM-822	730	745	15	0.108	Upper Mineralized Zone
LM-822	745	895	150	0.068	Upper Mineralized Zone
LM-822	895	940	45	0.120	Upper Mineralized Zone
LM-822	940	960	20	0.051	Upper Mineralized Zone
LM-822	960	1015	55	0.026	Sub Grade
LM-822	1015	1040	25	0.053	Upper Mineralized Zone
LM-822	1040	1139.5	99.5	0.026	Sub Grade

LM-823 (-68)	Phase II
LM-823	0	35	35	0.042	Upper Mineralized Zone
LM-823	35	60	25	0.103	Upper Mineralized Zone
LM-823	60	210	150	0.052	Upper Mineralized Zone
LM-823	210	370	160	0.164	Upper Mineralized Zone
LM-823	370	520	150	0.058	Upper Mineralized Zone
LM-823	520	540	20	0.122	Upper Mineralized Zone
LM-823	540	595	55	0.050	Upper Mineralized Zone
LM-823	595	640	45	0.031	Sub Grade
LM-823	640	670	30	0.045	Upper Mineralized Zone
LM-823	670	695	25	0.030	Sub Grade
LM-823	695	750	55	0.043	Upper Mineralized Zone
LM-823	750	770	20	0.102	Upper Mineralized Zone
LM-823	770	800	30	0.032	Sub Grade
LM-823	800	830	30	0.049	Upper Mineralized Zone
LM-823	830	865	35	0.025	Sub Grade
LM-823	865	900	35	0.036	Upper Mineralized Zone
LM-823	900	953	53	0.012	Sub Grade

Exhibit 99.1

LM-824 (-74)	Phase II
LM-824	0	195	195	0.054	Upper Mineralized Zone
LM-824	195	345	150	0.028	Sub Grade
LM-824	345	370	25	0.099	Upper Mineralized Zone
LM-824	370	405	35	0.120	Upper Mineralized Zone
LM-824	405	440	35	0.073	Upper Mineralized Zone
LM-824	440	475	35	0.114	Upper Mineralized Zone
LM-824	475	545	70	0.074	Upper Mineralized Zone
LM-824	545	570	25	0.148	Upper Mineralized Zone
LM-824	570	595	25	0.085	Upper Mineralized Zone
LM-824	595	725	130	0.130	Upper Mineralized Zone
LM-824	725	785	60	0.082	Upper Mineralized Zone
LM-824	785	835	50	0.107	Upper Mineralized Zone
LM-824	835	860	25	0.082	Upper Mineralized Zone
LM-824	860	875	15	0.138	Upper Mineralized Zone
LM-824	875	940	65	0.066	Upper Mineralized Zone
LM-824	940	960	20	0.145	Upper Mineralized Zone
LM-824	960	1030	70	0.069	Upper Mineralized Zone
LM-824	1030	1045	15	0.033	Sub Grade
LM-824	1045	1070	25	0.049	Upper Mineralized Zone
LM-824	1070	1085	15	0.118	Upper Mineralized Zone
LM-824	1085	1190	105	0.076	Upper Mineralized Zone
LM-824	1190	1210	20	0.007	Waste
LM-824	1210	1225	15	0.032	Sub Grade
LM-824	1225	1280	55	0.001	Waste
LM-824	1280	1300	20	0.032	Sub Grade
LM-824	1300	1390	90	0.073	Deep Mineralized Zone
LM-824	1390	1415	25	0.001	Waste
LM-824	1415	1475	60	0.039	Deep Mineralized Zone
LM-824	1475	1496.5	21.5	0.012	Sub Grade

LM-825 (-90)	Phase II
LM-825	0	30	30	0.030	Sub Grade
LM-825	30	220	190	0.007	Waste
LM-825	220	260	40	0.017	Sub Grade
LM-825	260	280	20	0.076	Upper Mineralized Zone
LM-825	280	1040	760	0.197	Upper Mineralized Zone
LM-825	1040	1055	15	0.064	Upper Mineralized Zone
LM-825	1055	1115	60	0.025	Sub Grade
LM-825	1115	1130	15	0.007	Waste
LM-825	1130	1150	20	0.014	Sub Grade
LM-825	1150	1200	50	0.002	Waste

Exhibit 99.1

LM-833 (-90)	Phase II
LM-833	0	50	50	0.039	Upper Mineralized Zone
LM-833	50	65	15	0.023	Sub Grade
LM-833	65	135	70	0.045	Upper Mineralized Zone
LM-833	135	240	105	0.019	Sub Grade
LM-833	240	290	50	0.049	Upper Mineralized Zone
LM-833	290	355	65	0.020	Sub Grade
LM-833	355	410	55	0.055	Upper Mineralized Zone
LM-833	410	500	90	0.020	Sub Grade
LM-833	500	502	2	0.006	Waste

LM-834 (-71)	Phase II
LM-834	0	40	40	0.039	Upper Mineralized Zone
LM-834	40	60	20	0.025	Sub Grade
LM-834	60	80	20	0.052	Upper Mineralized Zone
LM-834	80	275	195	0.022	Sub Grade
LM-834	275	370	95	0.049	Upper Mineralized Zone
LM-834	370	395	25	0.029	Sub Grade
LM-834	395	455	60	0.054	Upper Mineralized Zone
LM-834	455	645	190	0.005	Waste
LM-834	645	675	30	0.047	Intermediate Mineralized Zone
LM-834	675	700	25	0.008	Waste
LM-834	700	730	30	0.102	Intermediate Mineralized Zone
LM-834	730	760	30	0.024	Sub Grade
LM-834	760	775	15	0.006	Waste
LM-834	775	810	35	0.030	Sub Grade
LM-834	810	830	20	0.178	Intermediate Mineralized Zone
LM-834	830	890	60	0.007	Waste
LM-834	890	960	70	0.022	Sub Grade
LM-834	960	1170	210	0.002	Waste
LM-834	1170	1195	25	0.018	Sub Grade
LM-834	1195	1350	155	0.207	Deep Mineralized Zone
LM-834	1350	1385	35	0.019	Sub Grade
LM-834	1385	1529	144	0.001	Waste

Exhibit 99.1

Hole ID	From (Ft)	To (Ft)	Length (Ft)	Total Mo %	Comment

LM-826 (-90)	Twin Program
LM-826	0	40	40	0.057	Upper Mineralized Zone
LM-826	40	95	55	0.110	Upper Mineralized Zone
LM-826	95	195	100	0.071	Upper Mineralized Zone
LM-826	195	335	140	0.043	Upper Mineralized Zone
LM-826	335	355	20	0.022	Sub Grade
LM-826	355	395	40	0.046	Upper Mineralized Zone
LM-826	395	410	15	0.024	Sub Grade
LM-826	410	435	25	0.047	Upper Mineralized Zone
LM-826	435	470	35	0.020	Sub Grade
LM-826	470	490	20	0.063	Upper Mineralized Zone
LM-826	490	505	15	0.027	Sub Grade
LM-826	505	535	30	0.040	Upper Mineralized Zone
LM-826	535	550	15	0.018	Sub Grade
LM-826	550	610	60	0.039	Upper Mineralized Zone
LM-826	610	625	15	0.010	Sub Grade
LM-826	625	670	45	0.045	Upper Mineralized Zone
LM-826	670	700	30	0.023	Sub Grade
LM-826	700	720	20	0.048	Upper Mineralized Zone
LM-826	720	735	15	0.015	Sub Grade
LM-826	735	760	25	0.044	Upper Mineralized Zone
LM-826	760	800	40	0.020	Sub Grade

LM-827 (-64)	Twin Program
LM-827	0	50	50	0.075	Upper Mineralized Zone
LM-827	50	90	40	0.122	Upper Mineralized Zone
LM-827	90	230	140	0.093	Upper Mineralized Zone
LM-827	230	260	30	0.133	Upper Mineralized Zone
LM-827	260	670	410	0.058	Upper Mineralized Zone
LM-827	670	720	50	0.023	Sub Grade
LM-827	720	780	60	0.011	Sub Grade
LM-827	780	1047	267	0.005	Waste

LM-828 (-90)	Twin Program
LM-828	0	25	25	0.097	Deep Mineralized Zone
LM-828	25	45	20	0.134	Deep Mineralized Zone
LM-828	45	110	65	0.216	Deep Mineralized Zone
LM-828	110	170	60	0.148	Deep Mineralized Zone
LM-828	170	230	60	0.250	Deep Mineralized Zone
LM-828	230	265	35	0.153	Deep Mineralized Zone
LM-828	265	305	40	0.212	Deep Mineralized Zone
LM-828	305	365	60	0.111	Deep Mineralized Zone
LM-828	365	535	170	0.007	Waste
LM-828	535	575	40	0.020	Sub Grade
LM-828	575	701	126	0.002	Waste

Exhibit 99.1

LM-829 (-76)	Twin Program
LM-829	0	60	60	0.048	Upper Mineralized Zone
LM-829	60	80	20	0.095	Upper Mineralized Zone
LM-829	80	105	25	0.053	Upper Mineralized Zone
LM-829	105	180	75	0.025	Sub Grade
LM-829	180	195	15	0.064	Upper Mineralized Zone
LM-829	195	205	10	0.024	Sub Grade
LM-829	205	275	70	0.065	Upper Mineralized Zone
LM-829	275	325	50	0.025	Sub Grade
LM-829	325	395	70	0.051	Upper Mineralized Zone
LM-829	395	440	45	0.017	Sub Grade
LM-829	440	575	135	0.048	Deep Mineralized Zone
LM-829	575	585	10	0.234	Deep Mineralized Zone
LM-829	585	610	25	0.016	Sub Grade
LM-829	610	745	135	0.046	Deep Mineralized Zone
LM-829	745	760	15	0.015	Sub Grade
LM-829	760	775	15	0.156	Deep Mineralized Zone
LM-829	775	855	80	0.022	Sub Grade
LM-829	855	955	100	0.005	Waste
LM-829	955	970	15	0.027	Sub Grade
LM-829	970	1000	30	0.004	Waste
LM-829	1000	1015	15	0.013	Sub Grade
LM-829	1015	1040	25	0.063	Deep Mineralized Zone
LM-829	1040	1085	45	0.018	Sub Grade
LM-829	1085	1255	170	0.218	Deep Mineralized Zone
LM-829	1255	1320	65	0.006	Waste
LM-829	1320	1335	15	0.022	Sub Grade
LM-829	1335	1400	65	0.001	Waste

LM-830 (-90)	Twin Program
LM-830	0	95	95	0.016	Sub Grade
LM-830	95	110	15	0.005	Waste
LM-830	110	125	15	0.041	Upper Mineralized Zone
LM-830	125	140	15	0.001	Waste
LM-830	140	455	315	0.060	Upper Mineralized Zone
LM-830	455	465	10	0.118	Upper Mineralized Zone
LM-830	465	505	40	0.050	Upper Mineralized Zone
LM-830	505	512	7	0.126	Upper Mineralized Zone

Exhibit 99.1

LM-831 (-90)	Twin Program
LM-831	0	115	115	0.127	Deep Mineralized Zone
LM-831	115	215	100	0.047	Deep Mineralized Zone
LM-831	215	230	15	0.004	Waste
LM-831	230	305	75	0.070	Deep Mineralized Zone
LM-831	305	335	30	0.002	Waste
LM-831	335	380	45	0.026	Sub Grade
LM-831	380	500	120	0.004	Waste

LM-832 (-90)	Twin Program
LM-832	0	65	65	0.028	Sub Grade
LM-832	65	80	15	0.118	Upper Mineralized Zone
LM-832	80	130	50	0.046	Upper Mineralized Zone
LM-832	130	160	30	0.025	Sub Grade
LM-832	160	180	20	0.101	Upper Mineralized Zone
LM-832	180	190	10	0.027	Sub Grade
LM-832	190	230	40	0.042	Upper Mineralized Zone
LM-832	230	250	20	0.032	Sub Grade
LM-832	250	285	35	0.052	Upper Mineralized Zone
LM-832	285	310	25	0.017	Sub Grade
LM-832	310	335	25	0.036	Upper Mineralized Zone
LM-832	335	355	20	0.033	Sub Grade
LM-832	355	400	45	0.041	Upper Mineralized Zone
LM-832	400	460	60	0.024	Sub Grade
LM-832	460	490	30	0.052	Upper Mineralized Zone
LM-832	490	665	175	0.018	Sub Grade
LM-832	665	790	125	0.006	Waste
LM-832	790	820	30	0.018	Sub Grade
LM-832	820	855	35	0.056	Deep Mineralized Zone
LM-832	855	950	95	0.116	Deep Mineralized Zone
LM-832	950	975	25	0.045	Deep Mineralized Zone
LM-832	975	1015	40	0.107	Deep Mineralized Zone
LM-832	1015	1055	40	0.252	Deep Mineralized Zone
LM-832	1055	1095	40	0.159	Deep Mineralized Zone
LM-832	1095	1135	40	0.235	Deep Mineralized Zone
LM-832	1135	1180	45	0.086	Deep Mineralized Zone
LM-832	1180	1240	60	0.050	Deep Mineralized Zone
LM-832	1240	1340	100	0.186	Deep Mineralized Zone
LM-832	1340	1440	100	0.231	Deep Mineralized Zone
LM-832	1440	1465	25	0.174	Deep Mineralized Zone
LM-832	1465	1490	25	0.260	Deep Mineralized Zone
LM-832	1490	1550	60	0.156	Deep Mineralized Zone
LM-832	1550	1560	10	0.053	Deep Mineralized Zone
LM-832	1560	1578	18	0.013	Sub Grade